                                                                       EXHIBIT M


   CREDIT RATINGS OF XCEL ENERGY, NRG AND THE PRINCIPAL UTILITY SUBSIDIARIES
                                OCTOBER 31, 2002

------------------------------------------- -------------------------- ----------------------- -----------------------
         COMPANY                                     MOODY'S                   FITCH                    S&P
------------------------------------------- -------------------------- ----------------------- -----------------------
XCEL ENERGY
o        CORPORATE RATING                             BAA3                       --                     BBB
o        SENIOR SECURED                                --                        --                      --
o        SENIOR UNSECURED                             BAA3                      BB+                     BBB-
o        COMMERCIAL PAPER                              NP                        WR                      A3
o        PREFERRED                                     BA2                       BB                     BB+

------------------------------------------- -------------------------- ----------------------- -----------------------
NSP-M
o        CORPORATE RATING                             BAA1                       --                     BBB
o        SENIOR SECURED                                A3                        BBB+                   BBB+
o        SENIOR UNSECURED                             BAA1                      BBB                     BBB-
o        COMMERCIAL PAPER                              P2                        F2                      A3
o        TOPRS                                        BAA2                      BBB-                    BB+

------------------------------------------- -------------------------- ----------------------- -----------------------
NSP-W
o        CORPORATE RATING                             BAA1                       --                     BBB+
o        SENIOR SECURED                                A3                       BBB+                    BBB+
o        SENIOR UNSECURED                             BAA1                      BBB                     BBB
o        COMMERCIAL PAPER                              --                        --                      --

------------------------------------------- -------------------------- ----------------------- -----------------------
PSCO
o        CORPORATE RATING                             BAA2                       --                     BBB
o        SENIOR SECURED                               BAA1                      BBB+                    BBB+
o        SENIOR UNSECURED                             BAA2                      BBB                     BBB-
o        COMMERCIAL PAPER                              P2                        F2                      A3
o        TOPRS                                        BAA3                      BBB-                    BB+

------------------------------------------- -------------------------- ----------------------- -----------------------
SPS
o        CORPORATE RATING                             BAA1                       --                     BBB
o        SENIOR SECURED                                --                        --                      --
o        SENIOR UNSECURED                             BAA1                      BBB                     BBB
o        COMMERCIAL PAPER                              P2                        F2                      A3
o        TOPRS                                        BAA2                      BBB-                    BB+

------------------------------------------- -------------------------- ----------------------- -----------------------
NRG ENERGY INC
o        CORPORATE RATING                             CAA3                       --                      D
o        SENIOR SECURED                                --                        --                      --
o        SENIOR UNSECURED                              CA                        --                     CC**
o        COMMERCIAL PAPER                              --                        --                      --
o        PREFERRED                                     --                        --                      --

                                                                                                **D FOR ISSUES WITH
                                                                                                 DEFAULTED PAYMENT
------------------------------------------- -------------------------- ----------------------- -----------------------



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CHRONOLOGY OF EVENTS:


- On July 26th S&P downgraded NRG and put all companies on negative credit watch

- On July 29th Moody's downgraded Xcel and NRG and put the utility companies on negative credit watch

- On July 30th Fitch downgraded Xcel and all the operating utilities and maintained a negative outlook

- On August 7th S&P removed the credit watch negative status from all Companies except NRG

- On August 16th Moody's downgraded NSPM and NSPW and remain on negative credit watch

-    On August 29th S&P downgraded NRG and remain on negative credit watch

- On September 5th Moody's downgraded all companies and maintained negative outlook, NRG is the only company that remains on credit watch

- On September 16th Moody's downgraded NRG negative outlook and S&P downgraded NRG credit watch negative.